UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
March 27, 2013

AZZ incorporated
(Exact name of registrant as specified in its charter)

Texas	1-12777	75-0948250
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Museum Place
3100 West 7th Street, Suite 500
Fort Worth, Texas 76107
(Address of principal executive offices)(Zip Code)

Registrant's telephone number, including area code: (817) 810-0095

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant's Business and Operations
Item 1.01 Entry into a Material Definitive Agreement.
Item 1.02 Termination of a Material Definitive Agreement.
Section 2 - Financial Information
Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.
On March 27, 2013, AZZ incorporated, a Texas corporation (“AZZ”), entered into a Credit Agreement (the “Credit Agreement”) with Bank of America, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer (in such capacity, “Bank of America”), and the other lenders party thereto. The Credit Agreement provides for a $75 million term facility and a $225 million revolving facility, which revolving facility includes a $75 million sublimit for letters of credit and $30 million sublimit for swing line loans. The revolving facility also provides for an “accordion” feature that allows AZZ to increase the amount of the revolving facility by up to $75 million, subject to securing additional commitments from existing lenders or new lending institutions.
The Credit Agreement replaces that certain Second Amended and Restated Credit Agreement, dated as of May 25, 2006, among AZZ, Bank of America, as Administrative Agent, Swing Line Lender and L/C Issuer, and certain other lenders, as amended (including Bank of America) (the “Previous Credit Agreement”), which terminated and ceased to have effect on March 27, 2013. All letters of credit issued under the Previous Credit Agreement have been transferred to the Credit Agreement and will be treated in all respects as if they were issued under the Credit Agreement. AZZ did not incur any early termination penalties in connection with the termination of the Previous Credit Agreement.
AZZ will use funds borrowed under the Credit Agreement to finance the Acquisition (as defined below) and to provide working capital for the entities acquired thereby.
At AZZ's election, loans made under the Credit Agreement will bear interest at either (1) LIBOR or (2) a base rate equal to the highest of (a) the Federal Funds Rate (as defined in the Credit Agreement) plus 0.5%, (b) Bank of America's prime rate and (c) daily floating 30 day LIBOR plus, for either rate, the Applicable Margin (as defined in the Credit Agreement). The Applicable Margin is fixed at 1.75% for LIBOR loans and 0.75% for base rate loans until AZZ furnishes Bank of America with its financial statements for the fiscal quarter ended May 31, 2013 and thereafter is based on AZZ's Leverage Ratio (as defined in the Credit Agreement).
AZZ's obligations under the Credit Agreement are unsecured, but all of AZZ's subsidiaries (other than subsidiaries organized in a jurisdiction outside of the United States) have guaranteed such obligations.
The Credit Agreement contains certain affirmative and negative covenants, including negative covenants that limit or restrict, among other things, dividends, indebtedness, mergers and acquisitions, certain fundamental changes, asset sales, investments, liens and encumbrances, transactions with affiliates, burdensome agreements and other matters customarily restricted in such agreements. The Credit Agreement contains the following financial covenants, which are consistent with the financial covenants contained in the Previous Credit Agreement:

1.
AZZ must maintain a Minimum Net Worth (as defined in the Credit Agreement) on a consolidated basis of $230,087,012, plus the sum of 50% of Net Income (as defined in the Credit Agreement) earned in each fiscal quarter ending after February 29, 2012, plus the net proceeds from the issuance of any Equity Interests (as defined in the Credit Agreement) after February 29, 2012;

2.	AZZ must maintain a Maximum Consolidated Leverage Ratio (as defined in the Credit Agreement) of 3.25 to 1.00;

3.	AZZ must maintain a Minimum Consolidated Fixed Charge Coverage Ratio (as defined in the Credit Agreement) of 1.75 to 1.00; and

4.
AZZ must not make Capital Expenditures (as defined in the Credit Agreement) in excess of (i) $60 million during the fiscal year ending February 28, 2014 and (ii) $50 million during any fiscal year ending thereafter.

If an event of default occurs and is continuing under the Credit Agreement, the commitments under the Credit Agreement may be terminated and the principal amount then outstanding, together with all accrued unpaid interest thereon, may be accelerated.
The Credit Agreement has a maturity date of March 27, 2018.
The summary above does not purport to be complete and is qualified in its entirety by reference to the actual text of the Credit Agreement filed as Exhibit 99.1 to this Current Report on Form 8-K.
Section 2 - Financial Information
Item 2.01 Completion of Acquisition or Disposition of Assets.
On March 29, 2013, AZZ completed its acquisition (the “Acquisition”) of Aquilex Specialty Repair and Overhaul LLC, a Delaware limited liability company (“Aquilex SRO”), pursuant to the terms of the Securities Purchase Agreement dated February 22, 2013 (the “Purchase Agreement”) by and among Aquilex SRO, Aquilex LLC, a Delaware limited liability company, AZZ, Arbor-Crowley, Inc., a Delaware corporation and wholly-owed subsidiary of AZZ, and the other parties identified therein. The purchase price paid by AZZ in connection with the Acquisition was $250 million, subject to adjustment as more fully described in the Purchase Agreement, which purchase price was paid using funds borrowed by AZZ under the Credit Agreement.
The summary above does not purport to be complete and is qualified in its entirety by reference to the actual text of the Purchase Agreement filed as Exhibit 2.1 to AZZ's Current Report on Form 8-K filed on February 28, 2013 (incorporated herein by reference).
Section 7 - Regulation FD
Item 7.01    Regulation FD Disclosure.
On April 1, 2013, AZZ issued a press release announcing the closing of the Acquisition. A copy of this press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.
FORWARD LOOKING STATEMENTS
Certain statements herein about our expectations of future events or results constitute forward-looking statements for purposes of the safe harbor provisions of The Private Securities Litigation Reform Act of 1995. You can identify forward-looking statements by terminology such as, “may,” “should,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential,” “continue,” or the negative of these terms or other comparable terminology. Such forward-looking statements are based on currently available competitive, financial and economic data and management's views and assumptions regarding future events. Such forward-looking statements are inherently uncertain, and investors must recognize that actual results may differ from those expressed or implied in the forward-looking statements. This Current Report on Form 8-K may contain forward-looking statements that involve risks and uncertainties including, but not limited to, changes in customer demand and response to products and services offered by AZZ and its affiliates and by Seller, including demand by the electrical power generation markets, electrical transmission and distribution markets, the nuclear power generation markets, the industrial markets, and the hot dip galvanizing markets; prices and raw material cost, including zinc and natural gas which are used in the hot dip galvanizing process; changes in the economic conditions of the various markets that AZZ and its affiliates and/or Seller serve, foreign and domestic, customer request delays of shipments, acquisition opportunities, currency exchange rates, adequacy of financing, and availability of experienced management employees to implement AZZ's growth strategy. AZZ has provided additional information regarding risks associated with the business in AZZ's Annual Report on Form 10-K for the fiscal year ended February 29, 2012 and other filings with the SEC, available for viewing on AZZ's website at www.azz.com and on the SEC's website at www.sec.gov. You are urged to consider these factors carefully in evaluating the forward-looking statements herein and are cautioned not to place undue reliance on such forward-looking statements, which are qualified in their entirety by this cautionary statement. These statements are based on information as of the date hereof and AZZ assumes no obligation to update any forward-looking statements, whether as a result of new information, future events, or otherwise.
Section 9 - Financial Statements and Exhibits
Item 9.01. Financial Statements and Exhibits.
(a)    Financial Statements of Businesses Acquired.
The financial statements required by Item 9.01(a) of Form 8-K will be filed by amendment no later than 71 calendar days after the date this Current Report on Form 8-K is required to be filed.
 (b)    Pro Forma Financial Information.
The pro forma financial information required by Item 9.01(b) of Form 8-K will be filed by amendment no later than 71 calendar days after the date this Current Report on Form 8-K is required to be filed.
(d)    Exhibits.
The following exhibits are filed as part of this report.

Exhibit No.	Description
2.1
Securities Purchase Agreement, dated as of February 22, 2013, by and among AZZ, Arbor-Crowley, Inc., Aquilex Specialty Repair and Overhaul LLC, Aquilex LLC, the blocker sellers named therein and the blocker corps named therein (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by AZZ with the SEC on February 28, 2013).

99.1	Credit Agreement, dated as of March 27, 2013, by and among AZZ, Bank of America, as Administrative Agent, Swing Line Lender and L/C Issuer, and the other lenders party thereto.
99.2	Press Release issued by AZZ dated April 1, 2013.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 1, 2013	AZZ incorporated
(Registrant)

By: /s/ Dana L. Perry
Dana L. Perry Senior Vice President Finance Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
2.1
Securities Purchase Agreement, dated as of February 22, 2013, by and among AZZ, Arbor-Crowley, Inc., Aquilex Specialty Repair and Overhaul LLC, Aquilex LLC, the blocker sellers named therein and the blocker corps named therein (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by AZZ with the SEC on February 28, 2013).

99.1	Credit Agreement, dated as of March 27, 2013, by and among AZZ, Bank of America, as Administrative Agent, Swing Line Lender and L/C Issuer, and the other lenders party thereto.
99.2	Press Release issued by AZZ dated April 1, 2013.